SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 24, 1999

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of March 29, 1999, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 1999-HS3)


               Residential Funding Mortgage Securities II, Inc.
(Exact name of registrant as specified in its charter)



DELAWARE                     333-28025                   41-1808858
(State or Other Jurisdiction (Commission                 (I.R.S. Employer
of Incorporation)            File Number)                Identification No.)



8400 Normandale Lake Blvd.
Suite 600
Minneapolis, Minnesota        55437
(Address of Principal               (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000



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Item 5. Other Events.

            The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for each of the years in the three year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 1998, and for the periods ended September 30, 1998 and September 30, 1997, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1998 (which was filed with the Securities and Exchange Commission on November 13, 1998), are hereby incorporated by reference in (i) this Current Report on Form 8- K; (ii) the registration statement (No.333-28025) of the Registrant (the "Prospectus"); and (iii) the Prospectus Supplement for Home Equity Loan-Backed Term Notes, Series 1999-HS3, and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits:

    5.1 Opinion of Stroock & Stroock & Lavan LLP as to legality of the securities registered.

    8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters (included in Exhibit 5.1).

    23.1 Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation with respect to the Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Term Notes, Series 1999-HS3.

    23.2 Consent of Stroock & Stroock & Lavan (included in Exhibit 5.1).




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.


                               By:   /s/ Diane S. Wold
                               Name: Diane S. Wold
                               Title: Vice President


Dated:  March 24, 1999




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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.


                               By:
                               Name: Diane S. Wold
                              Title: Vice President


Dated:  March 24, 1999






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                          EXHIBIT INDEX

                   Item 601(a) of
Exhibit            Regulation S-K                               Sequentially
 Number             Exhibit No.           Description          Numbered Page

   1                    23.1          Accountant's Consent
   2                    5.1           Legality Opinion
                        8.1           Tax Opinion
                                      (included in Exhibit
                                      5.1)

                        23.2          Consent (included in
                                      Exhibit 5.1)





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                                  EXHIBIT 1


                                     6



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                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:


We consent to the incorporation by reference in the registration statement (No. 333-28025) of Residential Funding Mortgage Securities II, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant dated March 23, 1999 (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated March 23, 1999 of our report dated January 29, 1998 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, which report appears in the Form 10-K of Ambac
Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 31, 1998 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                    KPMG LLP


New York, New York
March 23, 1999


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                                  EXHIBIT 2


                                     8

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                        Stroock & Stroock & Lavan LLP
                               180 Maiden Lane
                        New York, New York 10038-4982

March 23, 1999


Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard, Suite 600
Minneapolis, Minnesota  55437

Re:   Residential Funding Mortgage Securities II, Inc.
      Registration Statement on Form S-3
      (No. 333-28025)


Ladies and Gentlemen:

We have acted as counsel for Residential Funding Mortgage Securities II, Inc., Delaware corporation (the "Company"), in connection with the authorization and issuance from time to time in one or more series (each, a "Series") of Asset-Backed Notes (collectively, the "Notes"). A Registration Statement on Form S-3 relating to the Notes (No. 333-28025) (the "Registration Statement") has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), and was declared effective on January 22, 1998. As set forth in the Registration Statement, separate Trusts (each, a "Trust") will be established pursuant to the conditions of a trust agreement (each, a "Trust Agreement") and each Trust will issue Notes pursuant to a separate indenture (each, an "Indenture") between the applicable Trust and the indenture trustee named therein (the "Trustee").

We have examined original or reproduced or certified copies of the Certificate of Incorporation and By-laws of the Company, each as amended to date, records of actions taken by the Company's Board of Directors, a form of Indenture, forms of Notes, the prospectus and form of prospectus supplement relating to the Notes. We also have examined such other documents, papers, statutes and authorities as we deem necessary as a basis for the opinions hereinafter set forth. In our examination of such material, we have assumed the genuineness of all signatures and the conformity to original documents of all copies submitted to us as certified or reproduced copies. As to various matters material to such opinions, we have relied upon the representations and warranties in the form of Indenture and statements and certificates of officers and representatives of the Company and others.


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Based upon the foregoing, we are of the opinion that:

            When the issuance, execution and delivery of each Series of Notes have been authorized by all necessary corporate action of the Company in accordance with the provisions of the related Trust Agreement and Indenture, and when such Notes have been duly executed and delivered, authenticated by the Trustee and sold as described in the Registration Statement, such Notes will constitute valid and binding obligations of the applicable Trust in accordance with their terms and the terms of such Trust Agreement and the Indenture.

            The information in the prospectus under the caption "Certain Federal Income Tax Consequences," and in the form of prospectus supplement forming a part of the prospectus under the caption "Federal Income Tax Consequences," to the extent that it constitutes matters of law or legal conclusions, is correct with respect to the material Federal income tax consequences of an investment in the Notes.

In rendering the foregoing opinions, we express no opinion as to laws of any jurisdiction other than the State of New York and the Federal law of the United States of America. Our opinion expressed in paragraph 1 is subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and we express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement, to the references to us in each Prospectus and to the filing of this opinion as an exhibit to any application made by or on behalf of the Company or any dealer in connection with the registration of the Notes under the securities or blue sky laws of any state or jurisdiction. In giving such permission, we do not admit hereby that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933 or the General Rules and Regulations of the Securities and Exchange Commission thereunder.

Very truly yours,



/s/ Stroock & Stroock & Lavan LLP

STROOCK & STROOCK & LAVAN LLP



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